UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 22, 2017
Date of Report (Date of earliest event reported)

CASTLIGHT HEALTH, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-36330 (Commission File Number)	26-1989091 (I.R.S. Employer Identification Number)

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150 Spear Street, Suite 400
San Francisco, CA 94105
(Address of principal executive offices)

(415) 829-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 22, 2017, Castlight Health, Inc. (the “Company”) appointed Eric Chan, age 41, the Company’s Chief Accounting Officer, to serve as its Principal Accounting Officer, effective immediately. Following Mr. Chan’s appointment, Siobhan Nolan Mangini, the Company’s Chief Financial Officer, will cease to serve as its Principal Accounting Officer.
Mr. Chan joined the Company in August 2017 as its Chief Accounting Officer. Most recently, Mr. Chan was VP, Corporate Controller at SugarCRM, from November 2015 to August 2017. From April 2012 to November 2015, Mr. Chan was with Twitter, where he was Assistant Controller. Earlier in his career, Mr. Chan served in several audit roles at PricewaterhouseCoopers and KPMG for over 10 years. Mr. Chan is a certified public accountant and holds a degree in Accounting and Finance from Monash University, Australia.
Pursuant to his offer letter, Mr. Chan’s initial base salary is $275,000 per annum. Mr. Chan is also eligible to participate in the Company’s annual bonus program, with a target bonus percentage of up to thirty percent (30%) of his annual base salary. Mr. Chan will also receive a one-time restricted stock unit grant to acquire 75,000 shares of the Company’s Class B common stock, subject to a four year vesting schedule in which 25% of the shares will vest one year from the grant date and the remainder will vest quarterly thereafter.
The Company intends to enter into its standard form of indemnity agreement with Mr. Chan, in substantially in the form filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-193840), filed with the Securities and Exchange Commission on March 3, 2014, which form of agreement is incorporated by reference herein.
There are no arrangements or understandings between Mr. Chan and any other persons pursuant to which he was appointed as Principal Accounting Officer, no family relationships among any of the Company’s directors or executive officers and Mr. Chan and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTLIGHT HEALTH, INC.
Date: September 22, 2017	By:	/s/ Siobhan Nolan Mangini
Siobhan Nolan Mangini
Chief Financial Officer (Principal Financial Officer)

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